UNITED STATES
SECURITIES & EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report  (Date of earliest event reported):

September 27, 2007

McCormick & Company, Incorporated

(Exact name of registrant as specified in its charter)

Maryland	0-748	52-0408290
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

18 Loveton Circle
Sparks, Maryland	21152
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (410) 771-7301

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b).

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c).

Item 2.02 Results of Operations and Financial Condition.

On September 27, 2007, the Registrant issued a press release and held a conference call with analysts to report on the results of operations for the third quarter of fiscal year 2007, which ended on August 31, 2007.

Furnished with this Form 8-K as Exhibit 99.1 is a copy of the press release labeled “McCormick Reports Record Third Quarter Sales and Profits,” which includes an unaudited Consolidated Income Statement for the three months ended August 31, 2007, an unaudited Consolidated Balance Sheet of the Registrant as of August 31, 2007, and an unaudited Consolidated Cash Flow Statement for the three months ended August 31, 2007.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

The exhibit to this report is listed in Item 2.02 above and in the Exhibit Index that follows the signature line.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McCORMICK & COMPANY, INCORPORATED

Date: September 27, 2007	By:	/s/ Robert W. Skelton
Robert W. Skelton
Senior Vice President, General Counsel & Secretary

Exhibit Index

Exhibit Number	Exhibit Description

99.1	Copy of the press release labeled “McCormick Reports Record Third Quarter Sales and Profit.”